UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 2014

                       ENVISION SOLAR INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

           NEVADA                     000-53204               26-1342810
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(State or other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                     Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 799-4583



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         (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
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         ITEM 5.02. DEPARTURE OF  DIRECTORS  AND CERTAIN  OFFICERS;  ELECTION OF
                    DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         GENERAL. On January 23, 2014, Mr. Paul H. Feller accepted an appointed as a new director of Envision Solar International, Inc. (the "Company"), effective January 23, 2014.

         COMPENSATION ARRANGEMENTS. In consideration for Paul H. Feller's acceptance to serve as a director of the Company, the Company agreed to grant 1,000,000 restricted shares of its common stock to Mr. Paul H. Feller, subject to the terms and conditions set forth in the Restricted Stock Grant Agreement, a copy of which is attached to this Report as Exhibit 10.1, including but not limited to the following vesting schedule: 166,672 shares on January 24, 2014 and then 69,444 shares on the last day of each calendar quarter thereafter commencing on March 31, 2014.

         BIOGRAPHICAL INFORMATION. A comprehensive description of the experience and qualifications of Paul H. Feller is included in the following paragraphs:

         Paul H. Feller, age 48, has been involved with the management of live entertainment events for over 18 years. Since August 2012, Mr. Feller has been an independent consultant to various public companies. From 2008 to 2012, he was the Chairman of the Board of Directors, president, and chief executive officer of Stratus Media Group, Inc., a global live entertainment company that owned and operated such premier events as the Mille Miglia, Perugia International Film Festival, Elite XC MMA, and Concours d' Elegance. Mr. Feller was the Chairman and CEO of Pro Elite, Inc. from 2010 from 2012. In 2001, Mr. Feller founded Pro Sports & Entertainment. During 1999, he served as the M&A officer at SFX Entertainment, Inc. From 1998 to 1999, he served as the chief operating officer with PSI/API International; a live entertainment and media business, which operated, sports events in Asia, Europe and North America. He negotiated agency rights and television broadcast agreements with such properties as the America's Cup syndicate, Association of Volleyball Professionals Tour, Disney's Pigskin Classic, NCAA's Freedom Bowl, Andretti Indy Racing Team, Long Beach Marathon, Toshiba Senior PGA, Formula 1, FIFA World Cup Soccer, Wimbledon, Pro Elite/Elite XC MMA, and both the Vancouver Open and ATP Shanghai Open Tennis Tournaments as well as operated the first international professional soccer tournament in China to include AC Milan, Jueventus and Manchester United to Asia. He has been a member of the Los Angeles Sports Council, Orange County Sports Association, Asia International Business and Entertainment Association, US Professional Cycling Association, and the UK Professional Cycling Association. Prior to 1999, Mr. Feller was a senior engineer of advance military design at McDonnell Douglas and was a licensed professional cyclist with USPRO Cycling Federation, BCA European Cycling Federation, and the UCI Union Cycliste Internationale having spent much of his pro career racing in Europe. Mr. Feller was knighted in 2011 by the Swedish monarchy. He attended Purdue University for Mechanical Engineering with an Aerospace emphasis and currently is attending Lincoln/Northwestern Law School for a Juris Doctorate.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS
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         (d)      Exhibits

                  10.1 Restricted Stock Agreement between the Company and Paul H. Feller, dated January 23, 2014.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENVISION SOLAR INTERNATIONAL, INC.

Date: January 28, 2014           By: /s/ Desmond Wheatley
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                                      Desmond Wheatley, Chief Executive Officer



















































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